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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 26, 1997

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                          ASCEND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      0-23774                94-3092033
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
 incorporation or organization)                              Identification No.)



                1701 HARBOR BAY PARKWAY
                  ALAMEDA, CALIFORNIA                      94502
        (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:  (510) 769-6001


          This Form 8-K consists of 3 pages of which this is page 1.
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ITEM 5.  OTHER EVENTS

     For the 30-day period ended January 26, 1997, Ascend Communications, Inc., a Delaware corporation, had consolidated net income of approximately $12.9 million and consolidated sales of approximately $59.6 million.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Ascend Communications, Inc.


                                        /s/ Michael Johnson
January 31, 1997                    By: ___________________________________
                                          Michael Johnson,
                                          Controller and
                                          Chief Accounting Officer

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